EQUITY FUNDS
                                  ANNUAL REPORT


                 IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND,
                                 IAI VALUE FUND


                                 MARCH 31, 1997




                                   [LOGO] IAI
                                  MUTUAL FUNDS




                                TABLE OF CONTENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                  ANNUAL REPORT
                                 MARCH 31, 1997

             Chairman's Letter...............................2

             Fund Managers' Reviews

                 IAI GROWTH AND INCOME FUND..................4

                 IAI REGIONAL FUND...........................6

                 IAI VALUE FUND..............................8

             Fund Portfolios

                 IAI GROWTH AND INCOME FUND.................10

                 IAI REGIONAL FUND..........................13

                 IAI VALUE FUND.............................17

             Notes to Fund Portfolios.......................19

             Statements of Assets and Liabilities...........28

             Statements of Operations.......................30

             Statements of Changes in Net Assets............32

             Financial Highlights

                 IAI GROWTH AND INCOME FUND.................34

                 IAI REGIONAL FUND..........................35

                 IAI VALUE FUND.............................36

             Notes to Financial Statements..................37

             Independent Auditors' Report...................42

             Federal Tax Information........................43

             IAI Mutual Fund Family.........................44

             Adviser, Custodian, Legal Counsel,
             Independent Auditors,
             Directors.......................Inside Back Cover




                                CHAIRMAN'S LETTER
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND



THE DOW LEADS THE WORLD

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The U.S. stock market continues to offer pleasant surprises, with the Dow Jones Industrial Average up more than 60% during the past two years--breaking through 7000 on February 13. As we move through 1997, most of the conditions which led to that runup are still intact: low inflation, relatively low interest rates, moderate economic growth and strong corporate productivity.

In contrast, global stock markets continue to lag the United States, as Japan's economy continues to struggle and Europe grapples with the upcoming unification of its currency. Throughout much of the 1990s, the U.S. stock market has outperformed international markets. However, the reverse was generally true in the 1980s. We continue to see international markets as an excellent diversification strategy.

For much of 1996, the U.S. bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow the economy. However, by the fall, the economy slowed down and the Fed chose not to tighten credit. Even when the economy rebounded in the fourth quarter, the Fed didn't act because there was still no sign of inflation.

The Fed, however, is a vigilant observer of the economy and is very sensitive to potential inflation. Since the economy is at full employment and energy prices have been rising, it wouldn't be surprising to see an uptick in inflation in the months ahead. That could cause interest rates to rise and put the brakes on the stock and bond markets.

If you're a long-term investor, then you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. If you're a young investor just starting your investment program, international equities are a good place to be for growth. Wherever you are in life, you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below.

The economy was surprisingly strong in the first quarter of 1997. Real growth will slow from the reported pace of 5.6%. However, the slowdown will need some help from higher interest rates if the Fed expects to meet its economic growth targets. Business and labor markets no longer have excess capacity. Money and liquidity are ample to finance above-trend growth. Furthermore, the value of the U.S. dollar complicates the outlooks. Over the last two years, a strong dollar has helped to restrain U.S. output and hold down price increases. This trend may be coming to an end.

This combination of factors will lead to a modest rise in inflation in the second half of the year. While increases will be restrained, interest rates are likely to rise and the yield curve will flatten.

However, a recession is unlikely in the next four quarters. Full employment, lower federal budget deficits and rising productivity from strong capital spending are all positive factors in our long-term outlook for the market. Potential volatility in the months ahead will present good long-term buying opportunities.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on each Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,



/s/ Noel P. Rahn

Noel P. Rahn

Chairman




                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND


IAI GROWTH AND INCOME FUND

[PHOTO]
DONALD J. HOELTING, CFA
IAI GROWTH AND INCOME FUND MANAGER



TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/97

[BAR CHART]

FINANCIAL                   20.6%

CONSUMER DURABLES           12.9%

PRODUCER MANUFACTURING      10.8%

CONSUMER NON-DURABLES        8.8%

ELECTRONIC TECHNOLOGY        7.8%



FUND OBJECTIVE

The IAI Growth and Income Fund is designed for investors who seek long-term capital appreciation, with income as a secondary objective. It pursues its objectives by investing in a broadly diversified portfolio of common stocks. While dividends are a factor in stock selection, the dominant criteria is the potential for long-term growth.

FACTORS AFFECTING THE
PAST YEAR'S PERFORMANCE

A strong economy and low interest rates have propelled stocks through two years of extraordinary returns. The market's momentum has been driven primarily by the stocks of the largest companies in the US economy, whereas the shares of smaller firms have performed relatively poorly. The correction in those smaller stocks in the portfolio (under $5 billion in market capitalization) contributed significantly to the negative 1.2% return of the fund for the quarter ended 3/31/97. This factor also contributed significantly to the 13.34% return for the past twelve months.

For the time period of April 1, 1996 and continuing into 1997, the dramatic departure of investor sentiment away from smaller growth issues makes these past 12 months one of the most volatile investment periods in recent memory. This change in investor perception created wide swings in sentiment toward significantly larger companies. Although the Growth and Income fund does purchase companies of substantial size, we will also invest in smaller or midsize companies. These smaller companies still possess the same characteristics as our larger holdings with strong franchise characteristics, stable growth patterns, and significant free cash flow.

In the fund itself, the flow of investment sentiment toward our larger issues (Walt Disney, General Electric) aided the portfolio in late 1996 but then the smaller issues and rate sensitive issues, such as FPL Group, dampened performance in the fund more recently. FPL Group, which is an electric utility in southern and eastern Florida, has tremendous free cash flow, is very strong financially, and is extremely well positioned for increased competition in the electric utility industry. With characteristics like these, we believe that the stock represents a great store of value and will perform well over a whole market cycle regardless of the short term whims of Wall Street. The significant short term performance difference between this company and another we hold, Intel, shows us that although the rationale behind our investment in these two companies is similar, the short term investor sentiment has been substantially different.

OUTLOOK

After a strong start in 1997, stocks experi-enced considerable difficulties as the quarter wore on. Much of the downward pressure was the result of Federal Reserve Chairman Greenspan's cautionary comments about "overly exuberant" valuations in the stock market and the Fed's ultimate raising of short term interest rates. The Fed Governors increased rates out of concern that the economy was growing at an unsustainable pace, which could re-ignite inflation.

One of our primary investment criteria is to buy companies with an "economic franchise." An economic franchise is a durable competitive advantage such as a brand name, a patent, a proprietary manufacturing process, etc. These advan-tages result in higher profit margins and resistance to competitive threats and economic cycles. The businesses of companies that possess an economic franchise perform well in good times and bad, whether the stock is up or down. Investors can reap significant rewards if they buy these types of companies at appropriate valuations, and then hold on for the long term.



                             FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND

VALUE OF $10,000 INVESTMENT+

                      IAI GROWTH & INCOME FUND       S&P 500 INDEX
                      ------------------------       -------------

    3/31/87                   $10,000                   $10,000
    3/31/88                   $ 9,511                   $ 9,168
    3/31/89                   $11,228                   $10,809
    3/31/90                   $13,111                   $12,869
    3/31/91                   $14,084                   $14,723
    3/31/92                   $15,430                   $16,348
    3/31/93                   $16,825                   $18,844
    3/31/94                   $17,341                   $19,115
    3/31/95                   $18,887                   $22,094
    3/31/96                   $22,945                   $29,196
    3/31/97                   $26,004                   $35,018



AVERAGE ANNUAL RETURNS+
THROUGH 3/31/97
                                         1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

  IAI GROWTH AND INCOME FUND              13.34%        11.01%          10.03%
--------------------------------------------------------------------------------
  S&P 500 Index                           19.94%        16.46%          13.35%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



TOP TEN HOLDINGS*
                                                               % of Net Assets
--------------------------------------------------------------------------------
 Issue                               Sector                   3/31/97    3/31/96
--------------------------------------------------------------------------------
 Walt Disney                         Consumer Services          3.77        3.71
 Philip Morris                       Consumer Non-Durables      3.66        4.36
 Intel                               Electronic Technology      3.57          --
 Department 56                       Consumer Durables          3.18          --
 Federal Home Loan Mortgage
    Corporation                      Financial                  3.14        2.24
 Aetna                               Financial                  2.80          --
 American Express                    Financial                  2.75          --
 Student Loan Marketing Association  Financial                  2.75          --
 SmithKline Beecham ADR              Health Technology          2.75        2.33
 United Assets Management            Financial                  2.73          --
--------------------------------------------------------------------------------
 TOTAL                                                         31.10       12.64

* EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS



NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH AND INCOME FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.



                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND


IAI REGIONAL FUND


[PHOTO]
MARK C. HOONSBEEN, CFA
IAI REGIONAL FUND MANAGER



TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/97

[BAR CHART]

PRODUCER MANUFACTURING    14.2%

PROCESS INDUSTRIES         9.1%

FINANCIAL                  8.8%

CONSUMER DURABLES          8.6%

ELECTRONIC TECHNOLOGY      7.5%



FUND OBJECTIVE

The IAI Regional Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of companies headquartered in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota and South Dakota.

FACTORS AFFECTING THE
PAST YEAR'S PERFORMANCE

The IAI Regional Fund invests in a broad array of companies in eight states of the Upper Midwest.

The discrepency between large and small cap stock performance, which began in 1996, became more intense in 1997 as the smaller stocks posted a difficult quarter. Even within sectors of the economy, the differences due to size were dramatic. For example, the technology and com-munications companies in the S&P 500 were flat to slightly positive for the quarter. The same types of companies in the Russell 2000 Index had negative returns approaching 20%.

This type of performance spread had its effect on your regional investment. The large cap names in the portfolio were up 5% for the quarter while the small cap names, were negative by 12.3%. Although momentum has favored the larger names we find much better opportunities among the mid-to small-cap names. Almost all of the larger companies in the region are at or near peak valuations. Most are also well above their average profitability levels of the last five years.

Of the current larger positions in the portfolio, the best performers for the quarter and over the last year have been Sara Lee (2.22%)*, Bemis Company (1.79%)*, Snap-On (2.93%)*, Amoco (2.45%)* and Newell (2.10%)*. Notable
underperformers have been 360 Communications (1.86%)* and ABC Rail Products (1.87%)*.

OUTLOOK

With one Fed rate increase in hand and more anticipated by the market, the market should discount earnings at a higher rate than it has the last two years. As a result, we will be watching earnings risk very closely over the next few quarters.

We will also continue to maintain a broad based, diversified portfolio with buy and sell decisions based on our fundamental analysis of the business. Companies with superior management, high returns on capital, solid and sustainable cash flow in industries with strong fundamental growth will outperform companies lacking these same characteristics.

*PERCENTAGE OF NET ASSETS AS OF 3/31/97


VALUE OF $10,000 INVESTMENT+

                          IAI REGIONAL FUND         S&P 500 INDEX
                          -----------------         -------------
     3/31/87                  $10,000                  $10,000
     3/31/88                  $ 9,860                  $ 9,168
     3/31/89                  $11,696                  $10,809
     3/31/90                  $14,229                  $12,869
     3/31/91                  $16,790                  $14,723
     3/31/92                  $18,936                  $16,348
     3/31/93                  $20,511                  $18,844
     3/31/94                  $21,179                  $19,115
     3/31/95                  $23,370                  $22,094
     3/31/96                  $30,059                  $29,196
     3/31/97                  $32,659                  $35,018



AVERAGE ANNUAL RETURNS+
THROUGH 3/31/97
                                            1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

  IAI REGIONAL FUND                          8.65%        11.52%         12.57%
--------------------------------------------------------------------------------
  S&P 500 Index                             19.94%        16.46%         13.35%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



TOP TEN HOLDINGS*
                                                                 % of Net Assets
--------------------------------------------------------------------------------
 Issue                           Sector                       3/31/97    3/31/96
--------------------------------------------------------------------------------
 Snap-On                         Consumer Durables              2.93        0.97
 AptarGroup                      Process Industries             2.50        2.02
 Amoco                           Energy Minerals                2.45        1.46
 Sara Lee                        Consumer Non-Durables          2.22        1.39
 Newell                          Consumer Durables              2.10        1.80
 Pentair                         Producer Manufacturing         1.90        1.25
 ABCRail Products                Producer Manufacturing         1.87        1.42
 360 Communications              Electronic Technology          1.86        0.98
 USFreightways                   Transportation                 1.85          -
 Bemis                           Process Industries             1.79        1.09
--------------------------------------------------------------------------------
 TOTAL                                                         21.47       12.38

*  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS




NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI REGIONAL FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.



                              FUND MANAGER'S REVIEW
                                 IAI VALUE FUND


IAI VALUE FUND


[PHOTO]
DONALD J. HOELTING, CFA
IAI VALUE FUND MANAGER



TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/97

[BAR CHART]

FINANCIAL                 21.3%

CONSUMER DURABLES         13.2%

PRODUCER MANUFACTURING    10.0%

INDUSTRIAL SERVICES        9.1%

NON-ENERGY MINERALS        8.7%



FUND OBJECTIVE

The IAI Value Fund is designed for investors who seek long-term capital appreciation. It pursues this objective by investing primarily in equity securities believed by management to be under-valued and which are considered to offer unusual opportunities for capital growth.

FACTORS AFFECTING THE
PAST YEAR'S PERFORMANCE

Our current investment focus has been to invest in companies with high levels of discretionary cash flow, very strong financial characteristics and market capitalization of typically less than $1 billion (also known as "small cap" stocks). The apparent strength of the stock market has been primarily driven by the stocks of the largest companies in the US economy. Smaller companies have been relatively weak which was reflected in the fund's (7.2%) return for the recent past quarter, with 5.85% returns for the past year.

The weakness in small cap stocks has been frustrating, particularly given the fact that market indices--which are dominated by large company stocks--are near record highs. However, we are currently finding more value in smaller companies than in large ones. We continue to invest in small companies with high quality financial characteristics that can determine their own destinies. While the attention of Wall Street is on large companies, we are able to buy small companies at attractive valuations that will perform well over a whole market cycle.

One of our primary investment criteria is to buy companies with an "economic franchise." An economic franchise is a durable competitive advantage such as a brand name, a patent, a proprietary manufacturing process, etc. These advantages result in higher profit margins and resistance to competitive threats and economic cycles. The businesses of companies that possess an economic franchise perform well in good times and bad, whether the stock is up or down. Investors can reap significant rewards if they buy these types of companies at appropriate valuations, and then hold on for the long term. One example of this would be Department 56. This company designs and distributes collectibles and gifts; most notable is its Village Series ceramics. Due to its recent focus on re-establishing the integrity of its distribution channels, the stock is representing significant value at this time.

OUTLOOK

After a strong start in 1997, stocks experienced considerable difficulties as the quarter wore on. Much of the downward pressure was the result of Federal Reserve Chairman Greenspan's cautionary comments about "overly exuberant" valuations in the stock market and the Fed's ultimate raising of short term interest rates. The Fed Governors increased rates out of concern that the economy was growing at an unsustainable pace, which could re-ignite inflation.

Our intention is to focus our investment in companies that represent true intrinsic value. With the recent values of some of the smaller companies at historic low levels, we believe this is an opportunity to purchase strong businesses at attractive prices. As investors focus on the fundamental values of companies in an increasingly volatile market, we believe our investments will weather times of uncertainty fairly well. As in the past, investors will be rewarded by true value over a full market cycle.


VALUE OF $10,000 INVESTMENT+

                      IAI VALUE FUND   RUSSELL 2500 INDEX  S&P 500 INDEX
                      --------------   ------------------  -------------
    3/31/87               $10,000           $10,000           $10,000
    3/31/88               $10,111           $ 9,063           $ 9,168
    3/31/89               $12,555           $10,327           $10,809
    3/31/90               $13,799           $11,131           $12,869
    3/31/91               $14,654           $12,227           $14,723
    3/31/92               $16,444           $14,908           $16,348
    3/31/93               $17,463           $17,398           $18,844
    3/31/94               $19,679           $18,929           $19,115
    3/31/95               $20,444           $20,568           $22,094
    3/31/96               $24,748           $26,702           $29,196
    3/31/97               $26,199           $29,021           $35,018



AVERAGE ANNUAL RETURNS+
THROUGH 3/31/97
                                          1 Year          5 Years       10 Years
--------------------------------------------------------------------------------

  IAI VALUE FUND                           5.85%           9.76%         10.11%
--------------------------------------------------------------------------------
  Russell 2500 Index                       8.68%          14.25%         11.24%
--------------------------------------------------------------------------------
  S&P 500 Index                           19.94%          16.46%         13.35%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



TOP TEN HOLDINGS*
                                                              % of Net Assets
--------------------------------------------------------------------------------
 Issue                          Sector                      3/31/97      3/31/96
--------------------------------------------------------------------------------
 M/A/R/C                       Commercial Services           4.35         2.31
 Leucadia National             Financial                     3.83           --
 Bandag                        Consumer Durables             3.68           --
 Petroleum Geo-Services ADR    Industrial Services           3.65         1.50
 Scientific Games              Commercial Services           3.56           --
 Scherer (R.P.)                Health Technology             3.52           --
 United Assets Management      Financial                     3.48           --
 Polaris                       Consumer Durables             3.46           --
 Falcon Drilling               Industrial Services           3.39         3.71
 Zeigler Coal                  Energy Minerals               3.34         2.73
--------------------------------------------------------------------------------
 TOTAL                                                      36.26        10.25

*  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS



NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI VALUE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.



                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 91.0%
                                               Market
                                Quantity     Value (a)
--------------------------------------------------------
CONSUMER DURABLES - 12.9%
Bandag                          35,700     $ 1,798,388
Department 56 (b)              166,300       2,889,463
Eastman Kodak                   28,900       2,192,787
Hasbro                          66,150       1,810,856
Polaris                         73,100       1,690,437
Sturm Ruger                     79,400       1,260,475
--------------------------------------------------------
                                            11,642,406
--------------------------------------------------------
CONSUMER NON-DURABLES - 8.8%
Coca-Cola                       34,600       1,933,275
Gillette                        19,700       1,430,712
Philip Morris                   29,100       3,321,038
UST                             47,600       1,326,850
--------------------------------------------------------
                                             8,011,875
--------------------------------------------------------
CONSUMER SERVICES - 5.9%
Media General Class A           35,900       1,018,663
Reader's Digest Class A         32,700         940,125
Walt Disney                     46,800       3,416,400
--------------------------------------------------------
                                             5,375,188
--------------------------------------------------------
ELECTRONIC TECHNOLOGY - 7.8%
3Com (b)                        68,200       2,233,550
Intel                           23,300       3,241,613
Motorola                        26,400       1,593,900
--------------------------------------------------------
                                             7,069,063
--------------------------------------------------------
ENERGY MINERALS - 3.5%
British Petroleum ADR            6,931         951,280
Exxon                           20,100       2,165,775
--------------------------------------------------------
                                             3,117,055
--------------------------------------------------------
FINANCIAL - 20.6%
Aetna                           29,600       2,541,900
American Express                41,700       2,496,788
Federal Home Loan Mortgage
   Corporation                 104,400       2,844,900
Leucadia National               54,100       1,487,750
Norwest                         35,600       1,646,500
PMI Group                       26,400       1,323,300
Student Loan Marketing
   Association                  26,200       2,495,550
United Assets Management        96,600       2,475,375
United Dominion Realty Trust    95,700       1,399,612
--------------------------------------------------------
                                            18,711,675
--------------------------------------------------------
HEALTH TECHNOLOGY - 6.3%
Pfizer                          16,400       1,379,650
Scherer (R.P.) (b)              35,500       1,841,563
SmithKline Beecham ADR          35,629       2,494,030
--------------------------------------------------------
                                             5,715,243
--------------------------------------------------------
INDUSTRIAL SERVICES - 3.5%
Nabors Industries (b)           74,400       1,450,800
Schlumberger ADR                 6,400         686,400
WMX Technologies                32,600         998,375
--------------------------------------------------------
                                             3,135,575
--------------------------------------------------------
NON-ENERGY MINERALS - 3.5%
Nucor                           26,200       1,198,650
Schweitzer-Mauduit
   International                66,500       2,011,625
--------------------------------------------------------
                                             3,210,275
--------------------------------------------------------
PRODUCER MANUFACTURING - 10.8%
Berkshire Hathaway Class A (b)      60       2,172,000
Berkshire Hathaway Class B (b)     107         129,470
General Electric                17,300       1,717,025
Nordson                         22,800       1,168,500
Tyco International              39,800       2,189,000
Westinghouse Electric          136,700       2,426,425
--------------------------------------------------------
                                             9,802,420
--------------------------------------------------------
RETAIL TRADE - 4.7%
Harcourt General                44,700       2,078,550
Wal-Mart                        79,800       2,224,425
--------------------------------------------------------
                                             4,302,975
--------------------------------------------------------
TECHNOLOGY SERVICES 1.3%
Electronic Data Systems         29,700       1,199,137
--------------------------------------------------------

--------------------------------------------------------
UTILITIES - 1.4%
FPL Group                       28,900       1,275,212
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $70,322,969)....................$    82,568,099
========================================================

OTHER SECURITIES - 4.6%

                                               Market
                              Quantity (c)   Value (a)
--------------------------------------------------------
COMMON STOCKS - 1.4%
ADFlex Solutions (b)             5,226     $    62,059
Adra Systems Class A (b)        12,243          24,486
GalaGen (b) (d)                 54,168         124,911
PACE Health Management
   Systems (b) (d)             121,220         294,686
Urologix (b)                    44,709         760,053
--------------------------------------------------------
                                             1,266,195
--------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.1%
Biometric Systems Series A (b)   6,667         133,340
--------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 0.5%
Adra Systems Series D (b)       14,964         149,640
Tut Systems Series D (b) (d)   222,222         277,777
VasoMedx Series B (b)            9,733              --
--------------------------------------------------------
                                               427,417
--------------------------------------------------------


                               Ownership       Market
                            Percentage (c)   Value (a)
--------------------------------------------------------
LIMITED PARTNERSHIPS - 2.6%
Alta Berkeley III, foreign (b)     1.58%   $   390,767
Ampersand Specialty Materials &
   Chemicals II (b)                1.82        550,049
Athena Venture Partners (b)        2.29        107,283
Broad Street Investment
   Fund I (b)                      0.12        197,321
South Street Corporate
   Recovery Fund I (b)             1.26         83,420
Vanguard Associates II (b)         3.72        171,348
Vanguard Associates III (b)        6.55        860,167
--------------------------------------------------------
                                             2,360,355
--------------------------------------------------------

                                                Market
                              Quantity (c)   Value (a)
--------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (b) (d)  1,300             --
========================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $3,745,468).....................$     4,187,307
========================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $74,068,437)....................$    86,755,406
========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19



SHORT-TERM SECURITIES - 3.8%

                                                                                    Principal            Market
                                                          Rate     Maturity            Amount          Value (a)
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 3.8%
                                                          5.20%    04/10/97       $   500,000        $   499,405
                                                          5.26     04/17/97         2,000,000          1,995,418
                                                          5.31     07/24/97         1,000,000            983,310
------------------------------------------------------------------------------------------------------------------
                                                                                                       3,478,133
==================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $3,478,504)................................................................................$    3,478,133
==================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $77,546,941) (e)...........................................................................$   90,233,539
==================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 0.6%
     .............................................................................................$      507,076
==================================================================================================================
TOTAL NET ASSETS
     .............................................................................................$   90,740,615
==================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19



                                 FUND PORTFOLIO
                               IAI REGIONAL FUND

                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 78.6%
                                               Market
                              Quantity       Value (a)
--------------------------------------------------------
COMMERCIAL SERVICES - 3.8%
Bell & Howell (b)              251,000   $   5,239,625
Castle (A.M.)                  230,200       3,999,725
Merrill                        264,000       6,336,000
R.R. Donnelley                  95,000       3,313,125
--------------------------------------------------------
                                            18,888,475
--------------------------------------------------------
CONSUMER DURABLES - 8.6%
Harley-Davidson                116,000       3,929,500
ITI Technologies (b) (d)       494,000       7,039,500
Newell                         312,000      10,452,000
Polaris                        291,000       6,729,375
Snap-On                        377,300      14,620,375
--------------------------------------------------------
                                            42,770,750
--------------------------------------------------------
CONSUMER NON-DURABLES - 2.2%
Sara Lee                       273,000      11,056,500
--------------------------------------------------------
CONSUMER SERVICES - 1.3%
Lodgenet Entertainment (b)     447,700       4,700,850
McDonald's                      32,000       1,512,000
--------------------------------------------------------
                                             6,212,850
--------------------------------------------------------
ELECTRONIC TECHNOLOGY - 7.5%
360 Communications (b)         538,000       9,280,500
ACI Telecentrics (b)           200,100       1,150,575
Aetrium (b) (d)                555,000       7,284,375
Ault (b)                        20,000         152,500
FSI International (b)          705,000       7,931,250
Motorola                       100,000       6,037,500
Sheldahl (b)                   251,000       5,176,875
--------------------------------------------------------
                                            37,013,575
--------------------------------------------------------
ENERGY MINERALS - 2.5%
Amoco                          141,000      12,214,125
--------------------------------------------------------
FINANCIAL - 8.8%
Allstate                       113,000       6,709,375
Equitable of Iowa              139,000       6,950,000
First Alliance (b) (d)         272,000       6,392,000
Green Tree Financial           195,000       6,581,250
LifeUSA (b)                    367,000       3,670,000
Reliastar Financial            138,000       8,159,250
Winthrop Resources             186,700       5,554,325
--------------------------------------------------------
                                            44,016,200
--------------------------------------------------------
HEALTH SERVICES - 2.4%
Healthcare COMPARE (b)         163,000       6,621,875
Patterson Dental (b)           159,200       5,412,800
--------------------------------------------------------
                                            12,034,675
--------------------------------------------------------
HEALTH TECHNOLOGY - 5.9%
Abbott Laboratories            148,600       8,340,175
Baxter International           133,200       5,744,250
Cerus (b)                      100,000       1,087,500
CIMA Labs (b)                  259,000       1,554,000
Diametrics Medical (b)         685,000       2,397,500
Marquette Medical Systems
   Class A (b)                  66,000       1,328,250
Northfield Laboratories (b)    271,000       3,014,875
Possis Medical (b)             250,500       3,350,438
Urologix (b)                   157,198       2,672,366
--------------------------------------------------------
                                            29,489,354
--------------------------------------------------------
NON-ENERGY MINERALS - 1.3%
USG (b)                        203,000       6,369,125
--------------------------------------------------------
PROCESS INDUSTRIES - 9.1%
AptarGroup                     325,000      12,431,250
Bemis                          223,000       8,920,000
BMC Industries                 257,500       7,274,375
IMC Global                     240,000       8,670,000
Mycogen (b)                     25,000         581,250
Northland Cranberries Class A   86,700       1,571,437
Valspar                        210,200       6,043,250
--------------------------------------------------------
                                            45,491,562
--------------------------------------------------------
PRODUCER MANUFACTURING - 14.2%
ABC Rail Products (b) (d)      536,700       9,325,163
Berkshire Hathaway Class A (b)     200       7,240,000
Borg-Warner Automotive         155,000       6,606,875
IDEX                           330,000       7,755,000
Illinois Tool Works             47,000       3,836,375
OmniQuip International (b)     184,300       2,672,350
Johnson Controls                95,000       7,647,500
Lindsay Manufacturing           97,500       3,193,125
Littlefuse (b)                  94,000       4,347,500
Pentair                        328,000       9,471,000
Recovery Engineering (b) (d)   345,000       2,544,375
Thermo Sentron (b)             298,300       2,610,125
Valmont                         19,100         744,900
Zebra Technologies Class A (b) 126,000       2,898,000
--------------------------------------------------------
                                            70,892,288
--------------------------------------------------------
RETAIL TRADE - 4.8%
Dayton Hudson                   83,000       3,465,250
Fingerhut                      254,200       3,558,800
Lands' End (b)                 159,900       4,237,350
Sears Roebuck                  120,000       6,030,000
Video Update Class A (b)       685,000       3,467,812
Walgreen                        77,000       3,224,375
--------------------------------------------------------
                                            23,983,587
--------------------------------------------------------
TECHNOLOGY SERVICES - 3.0%
Anicom (b)                     307,692       2,605,767
Control Data Systems (b)       265,000       4,008,125
Engineering Animation (b)      162,300       3,773,475
Racotek (b)                    705,300       2,292,225
Secure Computing (b) (d)       461,000       2,420,250
--------------------------------------------------------
                                            15,099,842
--------------------------------------------------------
TRANSPORTATION - 3.2%
Illinois Central               213,000       6,709,500
USFreightways                  357,000       9,237,375
--------------------------------------------------------
                                            15,946,875
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $366,750,812).....................$ 391,479,783
========================================================

OTHER SECURITIES - 11.4%

                                               Market
                             Quantity (c)    Value (a)
--------------------------------------------------------
COMMON STOCKS - 2.7%
AccessLine Technologies
   Class A (b)                  41,666   $     208,330
ADFlex Solutions (b)             7,839          93,088
Anglo Chinese Investment
   Company, foreign (d)          1,600         506,978
BEI Medical (b)                  1,029          30,860
Biomedical Waste Systems
   Class B (b)                 400,000           4,000
CardioGenesis (b)              609,793       7,797,423
GalaGen (b) (d)                291,733         668,360
Network Appliance (b)           17,522         569,465
PACE Health Management
   Systems (b) (d)             340,705         828,254
Pacific Monolithics (b)          9,865           5,919
PriCellular Class B (b)        210,325       1,735,181
Seurat Analytical Systems
   Class B (b) (d)              35,102             351
Urologix (b)                    67,065       1,140,105
--------------------------------------------------------
                                            13,588,314
--------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.8%
Biometric Systems Series A (b)  34,520         690,400
Diametrics Medical Series I (b)187,500       3,000,000
--------------------------------------------------------
                                             3,690,400
--------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 0.6%
AccessLine Technologies
   Series A (b)                 71,420         357,100
Intellon Series A (b)          600,000       1,116,000
Intellon Series B (b)          192,921         358,833
Seurat Analytical Systems
   Series B (b) (d)            114,973           1,150
Seurat Analytical Systems
   Series C(b) (d)              37,414             374
Tut Systems Series D (b) (d)   478,416         598,020
Tut Systems Series E (b) (d)   217,391         271,739
Tut Systems Series F (b) (d)   260,000         325,000
VasoMedx Series A (b) (d)      500,000               5
VasoMedx Series B (b) (d)       39,599               -
--------------------------------------------------------
                                             3,028,221
--------------------------------------------------------

                             Ownership         Market
                            Percentage (c)   Value (a)
--------------------------------------------------------
LIMITED PARTNERSHIPS - 7.3%
Agio Capital Partners I (b)      11.11%  $     326,588
Alta Berkeley III, foreign (b)    3.15         781,542
Ampersand Specialty Materials &
   Chemicals II (b)               2.72         825,086
Anglo Chinese Selections (b)      3.28         905,000
Athena Venture Partners (b)       2.51         117,741
Conrad/Collins Merchant
   Banking Fund (b)               8.45         358,235
Greenwich Street Capital
   Partners (b)                   2.99       4,270,895
Pathfinder Venture
   Capital Fund III (b)           3.99         784,814
South Street Corporate
   Recovery Fund I (b)            2.68         177,257
South Street Leveraged Corporate
   Recovery Fund I (b)            2.35          70,211
Spectrum Equity Investors (b)     2.76       2,878,223
Vanguard Associates II (b)        3.72         171,348
Vanguard Associates III (b)       6.20         845,727
Vanguard Associates IV (b)        9.44      24,032,810
--------------------------------------------------------
                                            36,545,477

                              Principal          Market
      Rate      Maturity      Amount (c)       Value (a)
--------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%
Air Communications Series B (b) (d)
     10.00%     10/31/96     $   258,332            --
VasoMedx Series C (b) (d)
     12.00      02/28/97         113,000            --
--------------------------------------------------------
                                                    --
--------------------------------------------------------

                                               Market
                          Quantity (c)       Value (a)
--------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (b) (d) 5,200   $          --
GalaGen, $11.07, 03/27/01 (b) (d)  270              --
--------------------------------------------------------
                                                    --
--------------------------------------------------------
WARRANTS - 0.0%
AccessLine Technologies,
   $7.00, 06/03/99              10,713              --
Diametrics Medical,
   $5.06, 01/30/02             187,500              --
GalaGen, $11.07, 06/16/99 (d)    5,687              --
GalaGen, $11.07, 03/24/00 (d)    2,256              --
GalaGen, $11.07, 07/09/00 (d)    1,805              --
GalaGen, $7.00, 01/29/01 (d)     7,500              --
Intellon, $2.50, 03/23/99       90,000              --
PACE Health Management
   Systems, $4.12, 01/31/00 (d) 21,820              --
PACE Health Management
   Systems, $3.00, 08/31/05 (d) 35,000              --
--------------------------------------------------------
                                                    --
========================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $29,560,933)..................... $  56,852,412
========================================================
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $396,311,745).................... $ 448,332,195
========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19



SHORT-TERM SECURITIES - 9.4%
                                                                                    Principal            Market
                                                          Rate     Maturity            Amount          Value (a)
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 9.4%
                                                          5.26%    04/17/97        $   4,000,000     $   3,933,240
                                                          5.25     07/24/97           43,000,000        42,901,482
-------------------------------------------------------------------------------------------------------------------
                                                                                                        46,834,722
===================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $46,837,151)..............................................................................  $    46,834,722
===================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $443,148,896) (e).........................................................................  $   495,166,917
===================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) 0.6%
         ........................................................................................  $     3,011,556
===================================================================================================================
TOTAL NET ASSETS
         ........................................................................................  $   498,178,473
===================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19



                                 FUND PORTFOLIO
                                 IAI VALUE FUND

                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 92.0%
                                               Market
                              Quantity       Value (a)
--------------------------------------------------------
COMMERCIAL SERVICES - 7.9%
M/A/R/C                         78,750  $    1,279,687
Scientific Games (b)            49,300       1,047,625
--------------------------------------------------------
                                             2,327,312
--------------------------------------------------------
CONSUMER DURABLES - 13.2%
Bandag                          21,500       1,083,063
Department 56 (b)               49,900         867,012
Polaris                         44,000       1,017,500
Sturm Ruger                     58,000         920,750
--------------------------------------------------------
                                             3,888,325
--------------------------------------------------------
CONSUMER SERVICES - 1.3%
Colonial Downs Class A (b)      50,000         368,750
--------------------------------------------------------
ENERGY MINERALS - 3.3%
Zeigler Coal                    41,400         983,250
--------------------------------------------------------
FINANCIAL - 21.3%
Ambassador Apartments           28,000         700,000
Home Beneficial Class B         25,000         953,125
Leucadia National               41,000       1,127,500
Liberty Property Trust          31,500         771,750
LifeUSA (b)                     95,532         955,320
United Assets Management        40,000       1,025,000
United Dominion Realty Trust    50,000         731,250
--------------------------------------------------------
                                             6,263,945
--------------------------------------------------------
HEALTH SERVICES - 2.6%
Trigon Healthcare               43,500         766,688
--------------------------------------------------------
HEALTH TECHNOLOGY - 5.1%
Endosonics (b)                  50,000         475,000
Scherer (R.P.) (b)              20,000       1,037,500
--------------------------------------------------------
                                             1,512,500
--------------------------------------------------------
INDUSTRIAL SERVICES - 9.1%
Dawson Production Services (b)  50,000         612,500
Falcon Drilling (b)             27,000         999,000
Petroleum Geo-Services ADR (b)  25,000       1,075,000
--------------------------------------------------------
                                             2,686,500
--------------------------------------------------------
NON-ENERGY MINERALS - 8.7%
Dal-Tile International (b)      59,000         921,875
Nucor                           15,000         686,250
Schweitzer-Mauduit
   International                31,000         937,750
--------------------------------------------------------
                                             2,545,875
--------------------------------------------------------
PRODUCER MANUFACTURING - 10.0%
Holophane (b)                   40,000         780,000
NCI Building Systems (b)        15,000         485,625
Nordson                         18,000         922,500
Trinity Industries              25,000         759,375
--------------------------------------------------------
                                             2,947,500
--------------------------------------------------------
RETAIL TRADE - 6.2%
Pizza Inn (b)                  226,000         974,625
SkyMall (b)                    100,000         850,000
--------------------------------------------------------
                                             1,824,625
--------------------------------------------------------
TECHNOLOGY SERVICES - 0.7%
Audre Recognition
   Systems (b)               1,365,350              14
Racotek (b)                     65,000         211,250
--------------------------------------------------------
                                               211,264
--------------------------------------------------------
TRANSPORTATION - 2.6%
Canadian National Railway       21,600         764,100
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $24,955,499).......................$ 27,090,634
========================================================

OTHER SECURITIES - 8.7%
                                               Market
                          Quantity (c)       Value (a)
--------------------------------------------------------
COMMON STOCKS - 0.1%
ADFlex Solutions (b)             2,613      $   31,029
Pacific Monolithics (b)          9,865           5,919
--------------------------------------------------------
                                                36,948
--------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 1.3%
Biometric Systems Series A (b)  18,520         370,400
--------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 4.3%
Intellon Series A (b)          200,000         372,000
PathNet Series A (b)           100,000         328,000
PathNet Series B (b)            43,153         141,542
Tut Systems Series D (b) (d)   350,319         437,899
VasoMedx Series B (b)            4,867              --
--------------------------------------------------------
                                             1,279,441
--------------------------------------------------------

                                Ownership      Market
                             Percentage (c)  Value (a)
--------------------------------------------------------
LIMITED PARTNERSHIPS - 3.0%
Ampersand Specialty Materials &
   Chemicals II (b)                 0.91%      275,029
Athena Venture Partners (b)         0.78        39,989
Conrad/Collins Merchant
   Banking Fund (b)                 8.45       358,235
South Street Leveraged
   Corporate Recovery Fund I (b)    0.67        20,061
Vanguard Associates III (b)         1.42       189,538
--------------------------------------------------------
                                               882,852
--------------------------------------------------------

                                               Market
                              Quantity (c)   Value (a)
--------------------------------------------------------
WARRANTS - 0.0%
Intellon, $2.50, 03/23/99      30,000       $       --
========================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $1,980,026).....................$     2,569,641
========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $26,935,525) (e)................$    29,660,275
========================================================
OTHER ASSETS AND LIABILITIES
(NET) - (0.7%)
 .......................................$      (221,494)
========================================================
TOTAL NET ASSETS
 .......................................$    29,438,781
========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 19




                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1997


                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at March 31, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1997 is shown on pages 22-26.

                                       (d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at March 31, 1997. A summary of transactions during the period with affiliated issuers of the Funds follows:


                    IAI GROWTH AND INCOME FUND AFFILIATED ISSUERS
----------------------------------------------------------------------------------------
                           PURCHASES                SALES          REALIZED  INVESTMENT
                    ---------------------------------------------
ISSUER                 QUANTITY   COST      QUANTITY   PROCEEDS   GAIN (LOSS)  INCOME
----------------------------------------------------------------------------------------
 GalaGen Stock Options      325   $  --           --     $  --       $  --      $  --



                               IAI REGIONAL FUND AFFILIATED ISSUERS
--------------------------------------------------------------------------------------------------
                                  PURCHASES                SALES             REALIZED  INVESTMENT
                          -----------------------------------------------
ISSUER                      QUANTITY      COST       QUANTITY   PROCEEDS    GAIN (LOSS)   INCOME
--------------------------------------------------------------------------------------------------
 Air Communications
  Series A PFD                    --  $        --   1,000,000  $        1  $  (63,473)  $      --
 Air Communications
  Series B PFD                    --  $        --   1,175,001  $        1  $ (944,221)  $      --
 Air Communications Warrants      --  $        --      75,000  $       --  $      (75)  $      --
 Air Communications Series B
  Convertible Note 10/31/96   24,998  $    25,055          --  $       --  $       --   $      --
 ABC Rail Products           209,800  $ 4,317,825       6,100  $  151,127  $   19,977   $      --
 Aetrium                      87,000  $ 1,019,883          --  $       --  $       --   $      --
 Anglo Chinese Investment
  Company, foreign                --  $        --          --  $       --  $       --   $  54,261
 CardioGenesis Series B PFD1      --  $        --     410,000  $       --  $       --   $      --
 CardioGenesis Series C PFD1      --  $        --     199,793  $       --  $       --   $      --
 CardioGenesis1              609,793  $ 1,670,486          --  $       --  $       --   $      --
 FCB Financial                    --  $        --     150,000  $2,513,200  $  327,263   $  54,000
 First Alliance              349,900  $ 7,622,875      77,900  $2,097,612  $  730,123   $      --
 GalaGen Options 05/22/98      1,300  $        --          --  $       --  $       --   $      --
 GalaGen Options 03/27/01        270  $        --          --  $       --  $       --   $      --
 GalaGen Series E
  Convertible Note 03/31/97       --  $        --     125,000  $  125,000  $       --   $      18
 Indigo Medical Series B PFD      --  $        --     181,818  $  912,781  $  462,781   $      --
 Indigo Medical Series C PFD      --  $        --     798,496  $4,008,688  $3,322,004   $      --
 Indigo Medical                   --  $        --     100,000  $  502,030  $  501,130   $      --
 ITI Technologies            309,000  $ 5,966,243      24,000  $  396,827  $ (179,173)  $      --
 PACE Health Management
  Systems                     65,385  $   212,501          --  $       --  $       --   $      --
 Recovery Engineering        132,200  $ 1,452,763          --  $       --  $       --   $      --
 Secure Computing            175,900  $ 3,258,515       7,900  $  241,720  $ (108,645)  $      --
 Seurat Analytical Systems
  Series C Convertible
  Note 07/08/962                  --  $        --     225,000  $       --  $       --   $  15,485
 Seurat Analytical Systems
  Series C PFD2               37,414  $   299,622          --  $       --  $       --   $      --
 Seurat Analytical Systems
  Class B                     35,102  $        --          --  $       --  $       --   $      --
 Tut Systems Series F
  Convertible Note 03/23/97   83,750  $    83,750      83,750  $   83,750  $       --   $     826
 Tut Systems Series F PFD    260,000  $   325,095          --  $       --  $       --   $      --
 VasoMedx Series C
  Convertible Note 02/28/97  113,000  $   113,000          --  $       --  $       --   $      --
 VasoMedx Series A PFD            --  $        --       5,884  $       --  $   (2,942)  $      --


DURING THE YEAR ENDED MARCH 31, 1997:
1 CARDIOGENESIS PREFERRED STOCKS WITH A A COST OF $1,670,486 CONVERTED INTO
  CARDIOGENESIS COMMON STOCK.
2 SEURAT CONVERTIBLE NOTE WITH A COST OF $225,310 WAS CONVERTED INTO SERIES C
  PREFERRED STOCK.


                                       (e)
At March 31, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                    IAI GROWTH AND INCOME FUND     IAI REGIONAL FUND        IAI VALUE FUND
-------------------------------------------------------------------------------------------------------------
   Cost for federal tax purposes          $   78,121,244            $   445,858,726         $    27,211,136
=============================================================================================================

   Gross unrealized appreciation          $   16,771,895            $    96,936,271         $     5,085,484

   Gross unrealized depreciation              (4,659,600)               (47,628,080)             (2,636,345)
-------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation            $   12,112,295            $    49,308,191         $     2,449,139
=============================================================================================================



RESTRICTED SECURITIES
IAI GROWTH AND INCOME FUND

COMMON STOCKS

Security                 Acquisition Date         Cost
--------------------------------------------------------
ADFlex Solutions             06/28/93       $    2,622
Adra Systems Class A         10/20/88          139,353
                             09/29/92            1,545
GalaGen                      02/26/93          300,000
                             11/29/93          150,031
PACE Health
   Management Systems        01/11/94          499,996
Urologix                     03/22/94          196,720

CONVERTIBLE PREFERRED STOCK

Security                 Acquisition Date         Cost
--------------------------------------------------------
Biometric Systems Series A   12/28/90       $  100,006

NON-CONVERTIBLE
PREFERRED STOCKS

Security                 Acquisition Date         Cost
--------------------------------------------------------
Adra Systems Series D        10/20/88       $  179,842
Tut Systems Series D         02/17/94          200,147
VasoMedx Series B            06/25/92          199,998

LIMITED PARTNERSHIPS

Security                 Acquisition Date         Cost
--------------------------------------------------------
Alta Berkeley III, foreign   09/25/96       $   46,010
Ampersand Specialty Materials
   & Chemicals II            06/10/96           95,646
                             12/05/96          100,000
Athena Venture Partners      05/15/86          329,662
Broad Street Investment
   Fund I                    05/08/91           12,408
South Street Corporate
   Recovery Fund I           10/03/95               --
Vanguard Associates II       07/28/83           18,263
                             12/10/84          270,112
                             10/31/86          138,197
Vanguard Associates III      02/28/91          120,282
                             01/10/92          305,250
                             01/11/93          305,250
                             09/30/93           34,128

CALL OPTIONS

Security                 Acquisition Date         Cost
--------------------------------------------------------
GalaGen 05/22/98             03/24/94       $       --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --


RESTRICTED SECURITIES
IAI REGIONAL FUND

COMMON STOCKS

Security                 Acquisition Date         Cost
--------------------------------------------------------
AccessLine Technologies
   Class A                   06/30/94       $  209,009
ADFlex Solutions             06/28/93            3,933
Anglo Chinese Investment
   Company, foreign          12/27/90          157,263
                             02/07/94          343,001
                             02/09/94            6,311
BEI Medical                  02/05/96           30,860
Biomedical Waste Systems
   Class B                   11/08/93        1,001,804
CardioGenesis                06/09/94        1,000,202
                             12/05/95          670,285
GalaGen                      02/26/93        1,200,000
                             11/29/93          200,126
                             06/17/94          351,839
                             03/22/95          133,236
                             07/07/95          104,684
                             12/14/95          125,002
Network Appliance            09/23/94           21,403
                             12/30/96           12,545
PACE Health
   Management Systems        01/11/94          750,000
                             01/31/95          201,525
                             04/27/95          150,625
                             06/20/95           75,000
                             09/17/96          212,502
Pacific Monolithics          04/24/85           24,999
                             08/06/85           75,000
                             08/19/86           47,989
PriCellular Class B          05/16/94          751,049
Seurat Analytical Systems
   Class B                   06/28/96               --
Urologix                     03/22/94          295,087

CONVERTIBLE PREFERRED STOCKS

Security                 Acquisition Date         Cost
--------------------------------------------------------
Biometric Systems
   Series A                  05/04/89       $  250,020
                             12/28/90          240,000
Diametrics Medical Series I  01/29/97        3,000,000

NON-CONVERTIBLE
PREFERRED STOCKS

Security                 Acquisition Date         Cost
--------------------------------------------------------
AccessLine Technologies
   Series A                  06/03/94       $  499,940
Intellon Series A            03/24/94          600,489
Intellon Series B            04/03/96          358,892
Seurat Analytical Systems
   Series B                  04/29/94          100,000
                             07/05/95          130,614
Seurat Analytical Systems
   Series C                  07/05/95          125,186
                             11/08/95           50,124
                             01/22/96           25,000
                             03/19/96           40,485
                             06/28/96           29,995
                             10/18/96           28,832
Tut Systems Series D         02/17/94          400,293
                             04/08/94           30,575
Tut Systems Series E         12/21/94          250,563
Tut Systems Series F         07/30/96          325,095
VasoMedx Series A            10/12/95           48,794
                             11/14/95           51,206
                             01/26/96          150,000
VasoMedx Series B            06/25/92          300,001
                             07/13/94          375,871

LIMITED PARTNERSHIPS

Security                 Acquisition Date         Cost
--------------------------------------------------------
Agio Capital Partners I      01/26/96       $   75,000
                             01/03/97          300,000
Alta Berkeley III, foreign   09/25/96           92,022
Ampersand Specialty
   Materials & Chemicals II  06/10/96          143,468
                             12/05/96          150,000
Anglo Chinese Selections     12/27/90        1,042,724
Athena Venture Partners      05/15/86          361,799
Conrad/Collins Merchant
   Banking Fund              05/11/89          373,706
Greenwich Street
   Capital Partners          12/30/94          104,997
                             05/15/95          303,264
                             06/15/95           31,513
                             08/21/95           34,092
                             08/29/95          378,800
                             10/27/95          340,920
                             01/23/96          487,783
                             05/10/96          439,785
                             05/24/96          397,680
                             08/22/96           76,998
                             09/16/96          193,879
                             11/07/96          234,214
                             01/28/97        1,304,156
Pathfinder Venture
Capital Fund III             10/29/92           94,301
                             04/20/93          100,000
                             08/24/93          100,000
                             03/24/94          100,000
                             12/08/94          100,000
                             11/01/95           50,000
                             08/14/96           50,000
South Street Corporate
   Recovery Fund I           10/03/95               --
South Street Leveraged
   Corporate Recovery Fund I 10/03/95               --
Spectrum Equity Investors    05/12/94          319,458
                             01/03/95          150,000
                             05/11/95           33,149
                             05/22/95          210,000
                             11/16/95          255,000
                             12/13/95          105,000
                             04/17/96           75,000
                             05/15/96          210,000
                             08/14/96          120,000
                             10/22/96          300,000
                             12/12/96           75,000
                             02/12/97          128,360
                             02/26/97          150,000
Vanguard Associates II       07/28/83           18,263
                             12/10/84          270,112
                             10/31/86          138,197
Vanguard Associates III      02/28/91          113,780
                             01/10/92          288,750
                             01/11/93          288,750
                             09/30/93           32,284
Vanguard Associates IV       02/11/93           80,115
                             08/12/93          350,000
                             11/01/93          350,000
                             04/19/94          350,000
                             09/19/94          350,000
                             01/17/95          350,000
                             07/17/95          350,000
                             12/13/95          350,000
                             07/26/96          350,000

CONVERTIBLE DEBENTURES

Security                 Acquisition Date         Cost
--------------------------------------------------------
Air Communications
Series B 10/31/96            11/21/95       $   75,000
                             11/30/95           50,000
                             02/26/96           50,000
                             03/22/96           58,333
                             05/21/96           16,666
                             06/25/96            8,333
VasoMedx Series C 02/28/97   07/17/96           75,000
                             12/04/96           30,000
                             01/13/97            8,000

CALL OPTIONS

Security                 Acquisition Date         Cost
--------------------------------------------------------
GalaGen 05/22/98             03/24/94        $      --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --
GalaGen 03/27/01             12/26/96               --

WARRANTS

Security                 Acquisition Date         Cost
--------------------------------------------------------
AccessLine Technologies
    06/03/99                 06/03/94        $      --
Diametrics Medical 01/30/02  01/30/97               --
GalaGen 06/16/99             12/05/94               --
GalaGen 03/24/00             04/13/95               --
GalaGen 07/09/00             07/07/95               --
GalaGen 01/29/01             01/30/96               --
Intellon 03/23/99            04/12/94               --
PACE Health Management
   Systems 01/31/00          03/30/95               --
PACE Health Management
   Systems 08/31/05          01/16/96               28


RESTRICTED SECURITIES
IAI VALUE FUND

COMMON STOCKS

Security                 Acquisition Date         Cost
--------------------------------------------------------
ADFlex Solutions             06/28/93       $    1,311
Pacific Monolithics          04/24/85           24,999
                             08/06/85           75,000
                             08/19/86           47,990

CONVERTIBLE PREFERRED STOCK

Security                 Acquisition Date         Cost
--------------------------------------------------------
Biometric Systems Series A   05/04/89       $  250,020

NON-CONVERTIBLE
PREFERRED STOCKS

Security                 Acquisition Date         Cost
--------------------------------------------------------
Intellon Series A            03/24/94       $  200,163
PathNet Series A             08/28/95           50,567
                             02/09/96           50,033
PathNet Series B             08/05/96           70,078
                             12/23/96           33,326
Tut Systems Series D         02/17/94          300,220
                             04/08/94           15,288
VasoMedx Series B            06/25/92           99,999

LIMITED PARTNERSHIPS

Security                 Acquisition Date         Cost
--------------------------------------------------------
Ampersand Specialty Materials
    & Chemicals II           06/10/96        $  47,822
                             12/05/96           50,000
Athena Venture Partners      05/15/86          124,120
Conrad/Collins Merchant
    Banking Fund             05/11/89          373,706
South Street Leveraged
    Corporate Recovery Fund I10/03/95               --
Vanguard Associates III      02/28/91           26,005
                             01/10/92           66,000
                             01/11/93           66,000
                             09/30/93            7,379

WARRANTS

Security                 Acquisition Date         Cost
--------------------------------------------------------
Intellon 03/23/99            04/12/94        $      --




                      (THIS PAGE INTENTIONALLY LEFT BLANK)




                      STATEMENTS OF ASSETS AND LIABILITIES
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                 MARCH 31, 1997

                                                                                 IAI GROWTH          IAI              IAI
                                                                               AND INCOME FUND   REGIONAL FUND     VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $76,396,767, $382,431,599 and $26,620,017, respectively)              $  89,536,165   $ 456,961,023   $  29,222,376
Investments in securities of affiliated issuers, at market
    (Cost: $1,150,174, $60,717,297 and $315,508, respectively)                         697,374      38,205,894         437,899
------------------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                           90,233,539     495,166,917      29,660,275

Cash in bank on demand deposit                                                          22,730          44,584              --
Receivable for investment securities sold                                            4,163,511       2,169,947              --
Dividends and accrued interest receivable                                              132,038         267,744          33,844
Other assets (Note 2)                                                                   48,398         529,281          10,538
------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                    94,600,216     498,178,473      29,704,657
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                           --              --         265,876
Payable for investment securities purchased                                          3,859,601              --              --
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    3,859,601              --         265,876
------------------------------------------------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                           $  90,740,615   $ 498,178,473   $  29,438,781
==============================================================================================================================
REPRESENTED BY:
Capital stock                                                                    $     611,730   $     220,513   $      25,243
Additional paid-in capital                                                          74,790,523     412,985,677      25,658,737
Undistributed (overdistributed) net investment income                                 (545,591)     (1,341,758)        170,277
Accumulated net realized gains                                                       3,197,355      33,940,435         859,774
Unrealized appreciation on investments                                              12,686,598      52,373,606       2,724,750
------------------------------------------------------------------------------------------------------------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK      $  90,740,615   $ 498,178,473   $  29,438,781
==============================================================================================================================

    Shares of capital stock outstanding (Note 4)                                     6,117,295      22,051,268       2,524,279
------------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                       $       14.83   $       22.59   $       11.66
==============================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37




                            STATEMENTS OF OPERATIONS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                            YEAR ENDED MARCH 31, 1997

                                                       IAI GROWTH AND INCOME FUND      IAI REGIONAL FUND            IAI VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    INCOME
       Dividends (including $0, $108,261 and $0,
         respectively, from affiliated issuers)                     $ 1,358,923              $ 4,372,705              $   410,951
           (net of foreign income taxes withheld
              of $5,370, $0 and $5,763, respectively)
       Interest (including $0, $16,329 and $0,
         respectively, from affiliated issuers)                         184,413                3,284,863                  279,925
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME                                               1,543,336                7,657,568                  690,876
----------------------------------------------------------------------------------------------------------------------------------
    EXPENSES
       Management fees                                                1,095,339                6,841,491                  463,302
       Compensation of Directors                                          7,506                   48,381                    3,220
----------------------------------------------------------------------------------------------------------------------------------
           TOTAL EXPENSES                                             1,102,845                6,889,872                  466,522
           Less fees reimbursed by Advisers                              (7,506)                 (48,381)                  (3,220)
----------------------------------------------------------------------------------------------------------------------------------
           NET EXPENSES                                               1,095,339                6,841,491                  463,302
----------------------------------------------------------------------------------------------------------------------------------
           NET INVESTMENT INCOME                                        447,997                  816,077                  227,574
----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  NET REALIZED GAINS (LOSSES) ON:
       Investment securities (including $0, $4,064,749
           and $0, respectively, from affiliated issuers) $9,983,503            $ 88,781,093              $ 3,790,947
       Futures contracts                                          --               1,466,030                       --
       Written option contracts                                   --                  (4,051)                      --
                                                          ----------            ------------              -----------
                                                                      9,983,503               90,243,072                3,790,947
    Net change in unrealized appreciation or depreciation
     on:
       Investment securities                              $   40,277            $(41,415,159)             $(1,893,898)
       Futures contracts                                          --                  72,100                       --
                                                          ----------            ------------              -----------
                                                                         40,277              (41,343,059)              (1,893,898)
----------------------------------------------------------------------------------------------------------------------------------

           NET GAIN ON INVESTMENTS                                   10,023,780               48,900,013                1,897,049
----------------------------------------------------------------------------------------------------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS                                            $ 10,471,777             $ 49,716,090              $ 2,124,623
==================================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37



                       STATEMENTS OF CHANGES IN NET ASSETS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                                IAI GROWTH AND INCOME FUND        IAI REGIONAL FUND            IAI VALUE FUND
                                                        Years ended                  Years ended                 Years ended
                                                          March 31,                    March 31,                   March 31,
                                                ---------------------------  --------------------------   -------------------------
                                                     1997          1996           1997         1996            1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income                       $    447,997   $    549,098  $    816,077  $  3,195,732   $    227,574  $   272,784
    Net realized gains (losses)                    9,983,503     17,293,074    90,243,072    81,548,493      3,790,947    4,170,114
    Net change in unrealized appreciation or
      depreciation                                    40,277       (590,566)  (41,343,059)   53,036,681     (1,893,898)   3,566,963
-----------------------------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS                               10,471,777     17,251,606    49,716,090   137,780,906      2,124,623    8,009,861
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                      (512,361)      (763,346)     (960,706)   (3,998,220)      (362,139)     (32,696)
    Excess distribution from net investment
      income                                        (545,591)            --    (1,307,272)     (485,875)            --           --
    From net realized gains                      (12,410,890)    (9,537,722)  (88,807,982)  (60,785,490)    (3,825,316)  (3,345,740)
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                       (13,468,842)   (10,301,068)  (91,075,960)  (65,269,585)    (4,187,455)  (3,378,436)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares sold         35,274,494     17,287,097    66,024,812    71,313,378     18,415,875   12,377,130
    Net asset value of shares issued for
      reinvestment of distributions               12,953,084      9,969,833    88,548,881    63,289,191      4,123,935    3,343,336
    Cost of shares redeemed                      (39,151,495)   (50,801,710) (190,191,836) (155,321,634)   (33,047,689) (18,943,353)
-----------------------------------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                9,076,083    (23,544,780)  (35,618,143)  (20,719,065)   (10,507,879)  (3,222,887)
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS     6,079,018    (16,594,242)  (76,978,013)   51,792,256    (12,570,711)   1,408,538

NET ASSETS AT BEGINNING OF PERIOD                 84,661,597    101,255,839   575,156,486   523,364,230     42,009,492   40,600,954
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                     $ 90,740,615   $ 84,661,597  $498,178,473  $575,156,486   $ 29,438,781  $42,009,492
===================================================================================================================================
   including undistributed (overdistributed)
      net investment income of:                 $   (545,591)  $     64,364  $ (1,341,758) $    144,629   $    170,277  $   304,842
===================================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37



                              FINANCIAL HIGHLIGHTS
                           IAI GROWTH AND INCOME FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI GROWTH AND INCOME FUND

                                                                        Years ended
                                                                          March 31,
                                             --------------------------------------------------------------------
                                                 1997          1996            1995          1994          1993
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                       $   15.30     $   14.32       $    13.91     $   15.19     $  14.73
-----------------------------------------------------------------------------------------------------------------

OPERATIONS
   Net investment income                           .10           .10              .12           .09          .07
   Net realized and unrealized gains              1.88          2.86             1.04           .38         1.17
-----------------------------------------------------------------------------------------------------------------
      TOTAL FROM OPERATIONS                       1.98          2.96             1.16           .47         1.24
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (.10)         (.13)            (.10)         (.06)        (.07)
   Excess distribution from
      net investment income                       (.10)           --               --            --           --
   From net realized gains                       (2.25)        (1.85)            (.65)        (1.69)        (.71)
-----------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                        (2.45)        (1.98)            (.75)        (1.75)        (.78)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   End of period                             $   14.83     $   15.30       $    14.32     $   13.91    $   15.19
=================================================================================================================

Total investment return*                         13.34%        21.51%            8.92%         3.07%        9.04%

Net assets at end of period (000's omitted)  $  90,741     $  84,662       $  101,256     $ 119,102    $ 134,308

RATIOS
   Expenses to average net assets                 1.25%         1.25%            1.25%         1.25%        1.25%
   Net investment income to
       average net assets                         0.51%         0.62%            0.80%         0.60%        0.61%
   Average brokerage commission rate**       $  0.0623           n/a              n/a           n/a          n/a
   Portfolio turnover rate
      (excluding short-term securities)           51.2%         89.1%            79.1%        205.6%       175.6%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
   BROKERAGE COMMISSION RATE.



                              FINANCIAL HIGHLIGHTS
                                IAI REGIONAL FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI REGIONAL FUND
                                                                             Years ended
                                                                              March 31,
                                             --------------------------------------------------------------------
                                                 1997          1996            1995          1994          1993
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                       $   24.57     $   21.56       $   20.94     $   22.23     $   21.29
-----------------------------------------------------------------------------------------------------------------

OPERATIONS
   Net investment income                           .03           .14             .17           .21           .21
   Net realized and unrealized gains              2.08          5.77            1.84           .51          1.48
-----------------------------------------------------------------------------------------------------------------
      Total from operations                       2.11          5.91            2.01           .72          1.69
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (.04)         (.18)           (.20)         (.18)         (.23)
   Excess distribution from net
      investment income                           (.06)         (.02)             --            --            --
   Net realized gains                            (3.99)        (2.70)          (1.19)        (1.83)         (.52)
-----------------------------------------------------------------------------------------------------------------
      Total distributions                        (4.09)        (2.90)          (1.39)        (2.01)         (.75)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   End of period                             $   22.59     $   24.57       $   21.56     $   20.94     $   22.23
=================================================================================================================

Total investment return*                          8.65%        28.62%          10.35%         3.26%         8.31%

Net assets at end of period (000's omitted)  $ 498,178     $ 575,156       $ 523,364     $ 596,572     $ 659,904

RATIOS
   Expenses to average net assets                 1.21%         1.25%           1.23%         1.25%         1.25%
   Net investment income to
      average net assets                          0.14%         0.58%           0.74%         0.94%         1.09%
   Average brokerage commission rate**       $  0.0581           n/a             n/a           n/a           n/a
   Portfolio turnover rate
      (excluding short-term securities)           61.1%         89.7%          150.0%        163.0%        139.7%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
   BROKERAGE COMMISSION RATE.



                              FINANCIAL HIGHLIGHTS
                                 IAI VALUE FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI VALUE FUND
                                                                           Years ended
                                                                            March 31,
                                             ---------------------------------------------------------------------
                                                 1997          1996           1995           1994          1993
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                       $   12.42     $   11.17       $   11.63      $   11.63     $   11.06
------------------------------------------------------------------------------------------------------------------

OPERATIONS
   Net investment income                           .09           .08             .03            .05           .11
   Net realized and unrealized gains               .68          2.19             .38           1.45           .56
------------------------------------------------------------------------------------------------------------------
      Total from operations                        .77          2.27             .41           1.50           .67
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                          (.12)         (.01)           (.03)          (.13)           --
   Net realized gains                            (1.41)        (1.01)           (.84)         (1.37)         (.10)
------------------------------------------------------------------------------------------------------------------
      Total distributions                        (1.53)        (1.02)           (.87)         (1.50)         (.10)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   End of period                             $   11.66     $   12.42       $   11.17      $   11.63     $   11.63
==================================================================================================================

Total investment return*                          5.85%        21.07%           3.88%         12.70%         6.20%

Net assets at end of period (000's omitted)  $  29,439     $  42,009       $  40,601      $  35,282     $  24,643

RATIOS
   Expenses to average net assets                 1.25%         1.25%           1.25%          1.25%         1.25%
   Net investment income to
      average net assets                          0.61%         0.65%           0.31%          0.35%         0.68%
   Average brokerage commission rate**       $  0.0600           n/a             n/a            n/a           n/a
   Portfolio turnover rate
      (excluding short-term securities)           61.3%         73.4%          102.1%         191.9%        118.3%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
   BROKERAGE COMMISSION RATE.



                         NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Growth and Income Fund (Growth and Income Fund) is a separate portfolio of IAI Investment Fund VII, Inc., IAI Regional Fund (Regional Fund) is a separate portfolio of IAI Investment Funds IV, Inc. and IAI Value Fund (Value
Fund) is a separate portfolio of IAI Investment Funds VIII, Inc. The Funds have a primary objective of long-term appreciation through investments in equity securities. This report covers only the Growth and Income Fund, Regional Fund, and Value Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Securities traded on national or inter-national securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such securities represent $4,187,307 (4.6% of net assets) for Growth and Income Fund, $56,852,412 (11.4% of net assets) for Regional Fund and $2,569,641 (8.7% of net assets) for Value Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS
CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis. Distributions in excess of book basis net investment income (but which are not tax returns of capital) are presented as "excess distributions" in the statement of changes in net assets and the financial highlights.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed (overdistributed) net investment income, and accumulated net realized gains (losses) have been increased or decreased, resulting in a net reclassification adjustment to additional paid-in capital as follows:

                                            GROWTH
                                          AND INCOME     REGIONAL      VALUE
                                             FUND          FUND         FUND
------------------------------------------------------------------------------
Undistributed net investment income (loss) $   --       $ (34,486)    $    --
Accumulated net realized gains (losses)    $ (938)      $  34,486     $    --
Additional paid-in capital                 $  938       $      --     $    --


SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

Growth and Income Fund, Regional Fund, and Value Fund have available lines of credit of $15,000,000, $15,000,000 and $13,484,124, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. Advances under the line of credit totalled $265,876 for the Value Fund at March 31, 1997. There were no borrowings outstanding at March 31, 1997 for the Growth and Income Fund and the Regional Fund.

Included in other assets for Regional Fund is $482,039 related to the sale of Indigo Medical common stock. Ten percent of the proceeds ($600,000) from the sale of this restricted security is being held in escrow until August 27, 1997 to cover potential expenses associated with the transaction. At March 31, 1997, Regional Fund had reserved $117,961 to cover potential expenses. The estimated gain of $355,585 related to the proceeds held in escrow has not been recognized for book or tax purposes.

At March 31, 1997, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:


LIMITED PARTNERSHIP INVESTMENT COMMITMENTS
-------------------------------------------------------------------------------------------------------------
                                            GROWTH AND INCOME FUND        REGIONAL FUND          VALUE FUND
-------------------------------------------------------------------------------------------------------------
Agio Capital Partners I L.P.                     $       --               $   1,125,000          $        --
Alta Berkeley III L.P.                               80,000                     159,000                   --
Ampersand Specialty Materials & Chemicals II L.P.   100,000                     150,000               50,000
Greenwich Street Capital Partners L.P.                   --                   5,430,000                   --
Pathfinder Venture Capital Fund III L.P.                 --                     100,000                   --
Spectrum Equity Investors L.P.                           --                     739,000                   --
-------------------------------------------------------------------------------------------------------------
Total commitments                                $  180,000                 $ 7,703,000          $    50,000
=============================================================================================================


Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.


[3] FEES AND EXPENSES

Under the terms of each Fund's Manage-ment Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses ), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The Manage-ment Agreements further provide that Advisers will either reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount. The fee is equal to an annual rate of 1.25% declining to 1.10% (1.00% for Growth and Income Fund) of average daily net assets. This fee is paid monthly.


[4] CAPITAL STOCK

Growth and Income Fund has authorized 10 billion shares of $.10 par value stock; Regional Fund and Value Fund each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                              GROWTH AND INCOME                    REGIONAL                          VALUE
                                     FUND                            FUND                             FUND
---------------------------------------------------------------------------------------------------------------------
                                 Years ended                      Years ended                      Years ended
                                   March 31,                        March 31,                       March 31,
                          --------------------------      ---------------------------     ---------------------------
                              1997           1996            1997             1996            1997           1996
---------------------------------------------------------------------------------------------------------------------
SOLD                       2,284,028      1,133,461        2,707,762       3,012,767       1,484,142       1,036,630
ISSUED FOR REINVESTED
DISTRIBUTIONS                860,881        689,692        3,783,653       2,749,024         335,216         289,094
REDEEMED                  (2,561,834)    (3,361,275)      (7,853,235)     (6,621,171)     (2,676,973)     (1,579,960)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
SHARES OUTSTANDING           583,075     (1,538,122)      (1,361,820)       (859,380)       (857,615)       (254,236)
---------------------------------------------------------------------------------------------------------------------




                            FEDERAL TAX INFORMATION
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                                 MARCH 31, 1997


[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF
SECURITIES

For the year ended March 31, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                               Purchases             Sales
--------------------------------------------------------------------

  Growth and Income Fund    $  42,562,806       $  43,633,092
  Regional Fund             $ 304,366,285       $ 407,093,393
  Value Fund                $  19,447,486       $  27,644,553


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at March 31, 1997 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.


[6] OPTION CONTRACTS WRITTEN

During the year ended March 31, 1997, Regional Fund wrote the following options on equity securities:

  CALL OPTIONS
------------------------------------------------------------------------------
                                    Number of Contracts               Premium
------------------------------------------------------------------------------
  Outstanding at 3/31/96                     --                    $       --
  Opened                                  2,125                       309,396
  Expired                                  (815)                      (83,833)
  Closed                                    (50)                       (3,600)
  Exercised                              (1,260)                     (221,963)
------------------------------------------------------------------------------
  Outstanding at 3/31/97                     --                    $       --
==============================================================================




                          INDEPENDENT AUDITORS' REPORT
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

The Board of Directors and Shareholders
IAI Investment Funds IV, Inc.
IAI Investment Funds VII, Inc.
IAI Investment Funds VIII, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Regional Fund (a portfolio within IAI Investment Funds IV, Inc.), IAI Growth and Income Fund (a portfolio within IAI Investment Funds VII, Inc.) and IAI Value Fund (a portfolio within IAI Investment Funds VIII, Inc.) as of March 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Regional Fund, IAI Growth and Income Fund and IAI Value Fund at March 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 9, 1997




                            FEDERAL TAX INFORMATION
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distribu-tions, in January of each year.


IAI GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------
Payable Date                                  Ordinary                   Long-Term
                                             Income (A)                 Capital Gain
-------------------------------------------------------------------------------------
June 1996                                    $    0.2324                $    0.9151
December 1996                                     0.1423                     1.1577
=====================================================================================
                                             $    0.3747                $    2.0728

78.28% of ordinary income distributions qualify for deduction by corporations.

IAI REGIONAL FUND
-------------------------------------------------------------------------------------
Payable Date                                  Ordinary                   Long-Term
                                             Income (A)                 Capital Gain
-------------------------------------------------------------------------------------
June 1996                                    $    0.7339                $    0.7398
December 1996                                     1.1050                     1.5094
=====================================================================================
                                             $    1.8389                $    2.2492

12.41% of ordinary income distributions qualify for deduction by corporations.

IAI VALUE FUND
-------------------------------------------------------------------------------------
Payable Date                                  Ordinary                   Long-Term
                                             Income (A)                 Capital Gain
-------------------------------------------------------------------------------------
June 1996                                    $    0.4304                $    0.0222
December 1996                                     0.2782                     0.7990
=====================================================================================
                                             $    0.7086                $    0.8212

16.44% of ordinary income distributions qualify for deduction by corporations.




                             IAI MUTUAL FUND FAMILY
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND
FAMILY

                                                       SECONDARY
IAI FUND                      PRIMARY OBJECTIVE        OBJECTIVE               PORTFOLIO COMPOSITION
-----------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation      --                     Equity securities of companies in developing
COUNTRIES FUND                                                                 countries
-----------------------------------------------------------------------------------------------------------------------------------


IAI INTERNATIONAL FUND        Capital Appreciation     Income                  Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI EMERGING GROWTH FUND      Capital Appreciation      --                     Common stocks of small- to medium-sized
(CLOSED TO NEW INVESTORS AS OF 2/1/96)                                         emerging growth companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI CAPITAL                   Capital Appreciation      --                     Common stocks of small- to medium-sized
APPRECIATION FUND                                                              growth companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI MIDCAP GROWTH FUND        Capital Appreciation      --                     Common stocks of medium-sized growth companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI REGIONAL FUND             Capital Appreciation      --                     Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI GROWTH FUND               Capital Appreciation      --                     Common stocks with potential for above-average
                                                                               growth and appreciation
-----------------------------------------------------------------------------------------------------------------------------------


IAI VALUE FUND                Capital Appreciation      --                     Common stocks which are considered to be undervalued
-----------------------------------------------------------------------------------------------------------------------------------


IAI GROWTH AND INCOME FUN     Capital Appreciation    Income                   Common stocks with potential for long-term
                                                                               appreciation, and common stocks that are expected to
                                                                               produce income
-----------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return            Income                   Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION                            short-term instruments
                               + INCOME]
-----------------------------------------------------------------------------------------------------------------------------------


IAI BOND FUND                 Income                  Capital Preservation     Investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------


IAI GOVERNMENT FUND           Income                  Capital Preservation     U.S. Government securities
-----------------------------------------------------------------------------------------------------------------------------------


IAI RESERVE FUND              Stability/Liquidity     Income                   The portfolio has a maximum average maturity of
                                                                               25 months, investing primarily in investment-grade
                                                                               bonds
-----------------------------------------------------------------------------------------------------------------------------------


IAI MONEY MARKET FUND         Stability/Liquidity     Income                   The portfolio's average dollar-weighted maturity is
                                                                               less than 90 days, investing in high quality, money
                                                                               market securities
-----------------------------------------------------------------------------------------------------------------------------------




                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers





                                   [LOGO] IAI
                                  MUTUAL FUNDS


           3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA
                         55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700